SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check  the  appropriate  box:
|_|  Preliminary  Proxy  Statement          |_| Confidential For Use of the
                                                Commission Only (as  Permitted
                                                by  Rule  14a-6(e)(2))

|X|  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                           NEW YORK HEALTH CARE, INC.
                       -----------------------
            (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

     ------------------------------------------------------------------------
(2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:

     ------------------------------------------------------------------------
(5)  Total  fee  paid:

     ------------------------------------------------------------------------
|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:

     ------------------------------------------------------------------------
(2)  For,  Schedule  or  Registration  Statement  No.:

     ------------------------------------------------------------------------
(3)  Filing  Party:

     ------------------------------------------------------------------------
(4)  Date  Filed:

     ------------------------------------------------------------------------

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To  the  Shareholders  of  New  York  Health  Care,  Inc.:

     The Annual Meeting of Shareholders of New York Health Care, Inc. (the "Company") will be held at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York 11223 on July 28, 1999 at 10:00 A.M. local time, for the purpose of considering and voting upon the approval and adoption of the following:

     1. To elect six directors to serve until the next Annual Meeting of Shareholders, or until their successors are elected and qualify;

     2. To approve an amendment to the New York Health Care, Inc. Performance Incentive Plan (the "Stock Option Plan") (a) authorizing the reservation of an additional 350,000 shares of the Company's $.01 par value common stock for issuance under the Stock Option Plan after January 1, 2000 and (b) amending Section 12 of the Stock Option Plan to provide that each stock option granted under the Stock Option Plan, including unexercised options outstanding on the date of the amendment, shall be exercisable in either one, two or three equal annual installments, as designated by the Company's Compensation Committee, which administers the Stock Option Plan, from time to time;

     3. To approve the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

     4. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     Only holders of record of the Company at the close of business on May 28, 1999 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

                                    By Order of the Board of Directors

                                    /s/  Jacob  Rosenberg
                                    ----------------------------
                                    Jacob  Rosenberg,  Secretary

                                    IMPORTANT

IT IS IMPORTANT THAT AS MANY SHARES AS POSSIBLE BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE THAT YOU DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES). YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT HAS BEEN VOTED.

                           NEW YORK HEALTH CARE, INC.

                      PROXY FOR NEW YORK HEALTH CARE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned, a holder of record of shares of Common Stock, par value $.01 per share ("Common Stock") of New York Health Care, Inc. (the "Company"), hereby revokes all prior proxies and appoints Jerry Braun and Jacob Rosenberg, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and any adjournments, postponements or rescheduling thereof, and instructs said proxies to vote as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS REFERRED TO IN (1) THROUGH (4) BELOW PROVIDED YOU HAVE SIGNED THIS PROXY.

     PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN "X" IN THE APPROPRIATE BOX.

1.   To  elect  Jerry Braun, Jacob Rosenberg,    [ ]FOR   [ ]AGAINST  [ ]ABSTAIN
     Hirsch  Chitrik,  Sid  Bornstein,  H.
     Gene  Berger  and Charles J. Pendola as
     six  director   to serve until  the next
     Annual Meeting of Shareholders or until their successors are elected andqualify

2.   To approve an amendment to  the New York    [ ]FOR   [ ]AGAINST  [ ]ABSTAIN
     Health Care, Inc. Performance Incentive
     Plan  (the "Stoc  Option  Plan")  (a)
     authorizing  the  reservation   of   an
     additional   350,000  shares  of  the
     Company's $.01 par  value  common  stock
     for  issuance   under the  Stock  Option
     Plan   after  January  1, 2000  and  (b)
     amending  Section 12 of the  Stock Option
     Plan to provide that each stock option granted under the Stock Option Plan, including unexercised options outstanding on the date of the amendment, shall be exercisable in either one, two or three equal annual installments, as designated by the Company's Compensation Committee, which administers the Stock Option Plan, from time to time.

3.   To  approve  the  selection  of  M.R.       [ ]FOR   [ ]AGAINST  [ ]ABSTAIN
     Weiser  & Co.  LLP  as  the  Company's
     independent auditors for the fiscal year ending December 31, 1999.

4.   To  transact such other  business as may    [ ]FOR   [ ]AGAINST  [ ]ABSTAIN
     properly come before the meeting or any other adjournment or adjournments thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.


                         _______________________________________________
                         (Signature(s)


                         _______________________________________________
                         (Print  name(s)signed  above)

                         IF SIGNATURE IS BY A PERSON ACTING IN A REPRESENTATIVE OR FIDUCIARY CAPACITY (e.g. CORPORATE OFFICER OR TRUSTEE), PLEASE PROVIDE TITLE

                         ______________________________________

                         Date:  _______________________________

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223



                                                                 June  15,  1999

Dear  Shareholders:

     As President of New York Health Care, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of the Shareholders to be held on July 28, 1999 at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York, at 10:00 A.M. for the purpose of (i) electing six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualify; (ii) to approve an amendment to the Performance Incentive Plan (the "Stock Option Plan") authorizing the reservation of an additional 350,000 shares of the Company's $.01 par value common stock for issuance under that Stock Option Plan after January 1, 2000 and amending Section 12 of the Stock Option Plan to provide that each stock option granted under the Stock Option Plan, including unexercised options outstanding on the date of the amendment, shall be exercisable in either one, two or three equal annual installments, as designated by the Company's Compensation Committee from time to time; (iii) to approve the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and (iv) to conduct such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     Your representation and vote are very important and your shares should be voted. Therefore, even if you do not plan to attend the Annual Meeting, we urge you to review and consider the enclosed proxy material and then complete, date and return the enclosed proxy.

                                   Very  truly  yours,

                                   NEW  YORK  HEALTH  CARE,  INC.


                              By:  /s/  Jerry  Braun
                                   ------------------------
                                   Jerry  Braun,  President

                         NEW  YORK  HEALTH  CARE,  INC.
                              1850 MCDONALD AVENUE
                               BROOKLYN, NY  11223

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 1999

                                 PROXY STATEMENT


GENERAL  INFORMATION

     This Proxy Statement is furnished to stockholders of New York Health Care, Inc., a New York corporation ("NYHC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Monday, July 28, 1999, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Annual Meeting will be held at the Company's offices at 1850 McDonald Avenue, Brooklyn, New York 11223.

     These proxy solicitation materials are first being mailed on or about June 15, 1999 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of Mr. Jacob Rosenberg, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING  AND  SOLICITATION

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     Only stockholders of record at the close of business on May 28, 1999 are entitled to notice of and to vote at the Annual Meeting. As of May 28, 1999, 3,708,030 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on May 28, 1999. The Company's by-laws do not provide for cumulative voting by stockholders.

     A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each matter to be submitted to a vote of the stockholders, other than the election of directors, must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Directors shall be elected by a plurality of the votes cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under New York law. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business and, except for the election of directors, should also be counted in tabulating votes cast on proposals presented to stockholders. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR: 1) the election to the Board of Directors of the six nominees listed below; 2) the authorization of an additional 350,000 shares of Common Stock for issuance under the Performance Incentive Plan (the "Stock Option Plan") after January 1, 2000, and amending Section 12 of the Stock Option Plan to provide that each stock option granted under the Stock Option Plan, including unexercised options outstanding on the date of the amendment, shall be exercisable in either one, two or three equal annual installments, as designated by the Company's Compensation Committee from time to time; and 3) the approval of the selection of M.R. Weiser & Co. LLP as the Company's independent auditor for the fiscal year ending December 31, 1999. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.


                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     The Amended and Restated Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The nominees for election to the Board of Directors are listed below.


          NAME             AGE                 POSITION                   DIRECTOR SINCE
------------------------  -----  -------------------------------------  -------------------
Jerry Braun                42      President, Chief Executive Officer           1983
                                   and Director

Jacob Rosenberg            41      Vice President, Chief Operating              1983
                                   Officer, Secretary and Director

Hirsch Chitrik             70      Director                                     1995

Sid Borenstein             45      Director                                     1995

H. Gene Berger             58      Director                                     1998

Charles J. Pendola         53      Director                                     1998



     Jerry Braun has been the President, Chief Executive Officer and Chief Operating Officer of the Company since its inception in 1983.

     Jacob Rosenberg, has been Secretary and a Director since the Company's inception in 1983, and Vice President and Chief Operating Officer since February 1995.

     Hirsch Chitrik has been a Director of the Company since May 1995. For more than the last five years, Mr. Chitrik has been the President of Citra Trading Corporation, a privately-held company in New York engaged in the jewelry business.

     Sid Borenstein has been a Director of the Company since May 1995. For more than the last five years, Mr. Borenstein, a Certified Public Accountant, has been a General Partner in Sid Borenstein & Co., CPA's, in Brooklyn, New York.

     H. Gene Berger has been a director of the Company since February 1998. Since 1981 Mr. Berger has been the president of Jay Isle Associates, a consulting firm to the health care industry. From October 1991 to October 1997, Mr. Berger was employed by Transworld Health Care, Inc., which is a regional provider of alternate site health care services and products, in a number of capacities including executive vice president, president, chief operating officer and chief executive officer.

     Charles J. Pendola has been a director of the Company since February 1998. Since April 1997, Mr. Pendola has been an independent management consultant to various organizations in the health care industry. From August 1996 to March 1997 Mr. Pendola was the president and chief executive officer of First Medical Corporation, an international health care management firm providing services to health care networks, managed care organizations and independent health providers in the United States and Europe. From April 1989 to June 1996, Mr. Pendola was the president and chief executive officer of Preferred Health Network, a not-for-profit corporation which managed a diversified group of health care providers and health related organizations including five acute care hospitals and 20 ambulatory care centers. Mr. Pendola is a certified public accountant.

     There is no family relationship between any director or executive officer of the Company.

THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company's Board of Directors met a total of 3 times during the fiscal year ended December 31, 1998. Each of the directors attended all of the meetings of the Board of Directors.

     The Company has an Audit Committee which was formed in February 1998 and consists of three non-employee directors; Mr. Borenstein, Mr. Pendola and Mr.
Berger. The Audit Committee assists in selecting the independent auditors, designating services they are to perform and maintaining effective communications with those auditors. The Company also has a Compensation Committee which was formed in May 1998 and is composed of Mr. Braun, Mr. Pendola and Mr. Berger. The Compensation Committee will reviews and acts on all matters relating to compensation levels and benefit plans for executive officers and key employees of the Company, including salary, bonus and stock options. The Compensation Committee is responsible for granting stock awards, stock options and other awards to be made under the Company's existing incentive Performance Incentive Plan.

     Directors who are officers of the Company receive no compensation for attending committee or regular or special Board meetings. Non-employee directors receive $1,000 for attending each regular or special board meeting and $500 for attending each Audit Committee or Compensation Committee meeting.

     Directors who are employed by the Company are eligible to receive stock options pursuant to the Company's Stock Option Plan. Non-employee directors, who are not eligible to receive such stock options, have been issued warrants by the Company.

     Information relating to the Company's issuance of stock options and warrants to executive officers and directors has been fully set forth in the Company's Form 10-KSB Annual Report for 1998, which is being delivered to stockholders together with this proxy statement and that material is incorporated herein by reference.


THE  BOARD  OF  DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 1.

                                   PROPOSAL 2:

                   APPROVAL OF AMENDMENT TO STOCK OPTION PLAN

GENERAL

     The Company's stockholders are being asked to approve amendments to the Stock Option Plan to (a) increase, by 350,000, the number of shares of Common Stock authorized for issuance under the Stock Option from a total of 682,500 to 1,032,500, and (b) amend Section 12 of the Stock Option Plan to provide that each stock option granted under the Stock Option Plan, including unexercised options outstanding on the date of the amendment, shall be exercisable in either one, two or three equal annual installments, as designated by the Company's Compensation Committee from time to time.

     The Stock Option Plan became effective in March 1996 in connection with the Company's initial public offering. An amendment to the Stock Option Plan, which increased the number of shares of Common Stock available for options under the Stock Option Plan by a total of 420,000 shares, was approved by the stockholders at the 1998 Annual Meeting held on June 25, 1998.

     On May 28, 1999, the Board approved an amendment to the Stock Option Plan providing for an additional 350,000 shares of Common Stock to be available for issuance beginning after January 1, 2000, and also approved an amendment of the Stock Option Plan to provide that options, including those unexercised options already outstanding, shall be exercisable in either one, two or three equal annual installments, as designated by the Company's Compensation Committee. Absent such an amendment, the Compensation Committee has no flexibility to vary the requirement that options may only be exercised in three equal annual installments.

     The Board believes the increase in the number of shares of Common Stock issuable under the Stock Option Plan by 350,000 shares, and the provision of flexibility to the Compensation Committee in permitting the exercise of options in either one, two or three equal annual installments, are both necessary to assure that the Company will continue to have a sufficient reserve of Common Stock available under the stock Option Plan, and sufficient flexibility in setting the exercise provisions, to provide appropriate incentives and to attract and retain the services of key individuals essential to the Company's long-term success.

     The following is a summary of the principal features of the Stock Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Stock Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Brooklyn, New York.

     Under the terms of the Stock Option Plan, options to purchase up to 682,500 shares of Common Stock may be granted to key employees of the Company. To date, options have been granted under the Stock Option Plan for a total of 426,500 shares, leaving a total of 256,000 shares presently available for the granting of additional options. The Stock Option Plan is administered by the

Compensation Committee (the "Committee"), which is authorized to grant incentive stock options and non-qualified stock options to selected employees of the Company and to determine the participants, the number of options to be granted and other terms and provisions of each option.

     The exercise price of any incentive stock option or non-qualified option granted under the Stock Option Plan may not be less than the fair market value of the shares of Common Stock of the Company at the time of the grant. In the case of incentive stock options granted to holders of more than 10% of the voting power of the Company, the exercise price may not be less than 110% of the fair market value.

     Under the terms of the Stock Option Plan, the aggregate fair market value (determined at the time of grant) of shares issuable to any one recipient upon exercise of incentive stock options exercisable for the first time during any one calendar year may not exceed $ 100,000. Options granted under the Stock Option Plan become exercisable in whole or in part from time to time as determined by the Committee, but in no event may a stock option granted in conjunction therewith be exercisable prior to the expiration of six months from the date of grant, unless the grantee dies or becomes disabled prior thereto. Stock options granted under the Stock Option Plan have a maximum term of 10 years from the date of grant, except that with respect to incentive stock options granted to an employee who, at the time of the grant, is a holder of more than 10% of the voting power of the Company, the stock option shall expire not more than five years from the date of the grant. The option price must be paid in full on the date of exercise and is payable in cash or in shares of Common Stock having a fair market value on the date the option is exercised equal to the option price.

     If a grantee's employment by, or provision of services to, the Company is terminated, the Committee may, in its discretion, permit the exercise of stock options for a period not to exceed one year following such termination of employment with respect to incentive stock options and for a period not to extend beyond the expiration date with respect to non-qualified options, except that no incentive stock option may be exercised after three months following the grantee's termination of employment, unless it is due to death or permanent disability, in which case they may be exercised for a period of up to one year following such termination.

FEDERAL  INCOME  TAX  CONSEQUENCES

PLAN  BENEFITS

     Options granted under the Stock Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive  Options.  No taxable income is recognized by the optionee at the
     -------------------
time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory  Options. No taxable income is recognized by an optionee upon
     ----------------------
the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are not vested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

ACCOUNTING  TREATMENT

     The Company accounts for stock-based awards to employees using the intrinsic value method in accordance with Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees. Pursuant to APB
Opinion No. 25, option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings.

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     In  addition,  the  Company  is  subject  to the disclosure requirements of
Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 requires the disclosure of pro forma net income and earnings per share had the Company adopted the fair value method as of the beginning of fiscal 1995. Under SFAS No. 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values.

     Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a primary and fully-diluted basis, as the Company uses the treasury stock method for computing weighted average common and common equivalent shares outstanding.

STOCKHOLDER  APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the amendment to the Stock Option Plan. Should such stockholder approval not be obtained, then any options granted will have to be limited to the 256,000 shares now available under the Stock Option Plan and options will be exercisable only in three equal annual installments.

OPTION  GRANTS

     Information relating to the Company's issuance of stock options and warrants to executive officers and directors has been fully set forth in the Company's Form 10-KSB Annual Report for 1998, which is being delivered to stockholders together with this proxy statement and that material is incorporated herein by reference.

THE  BOARD  OF  DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 2.


                                   PROPOSAL 3:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     The Board of Directors has selected M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that the Audit Committee submit the selection of independent auditor for ratification by stockholders at the Annual Meeting. Representatives of M.R. Weiser are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of M.R. Weiser & Co. LLP as the Company's independent auditor is not required by the Company's by-laws or otherwise. However, the Board is submitting M.R. Weiser & Co. LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE  BOARD  OF  DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 3.


MANAGEMENT  AND  PRINCIPAL  STOCKHOLDERS

     Information relating to the Company's executive officers and directors, the stock ownership of management and the Company's principal stockholders, employment agreements between the Company and its management, compensation of the named executives of the Company, certain relationships and related transactions and compliance with Section 16(a) of the Securities and Exchange Act of 1934 has been fully set forth in the Company's Form 10-KSB Annual Report for 1998 which is being delivered to stockholders together with this proxy statement, and that material is incorporated herein by reference.


APPOINTMENT  OF  INDEPENDENT  AUDITOR

     The firm of M.R. Weiser & Co. LLP, the Company's independent auditor for the fiscal years ended December 31, 1995, 1996, 1997 and 1998, was selected by the Board of Directors to act in the same capacity for the fiscal year ending December 31, 1999. Neither the firm of M.R. Weiser & Co. LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's Auditor.

     Representatives of M.R. Weiser & Co. LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from stockholders.


STOCKHOLDER  PROPOSALS

     Proposals of the stockholders of the Company which are intended to be presented by stockholders at the Company's 2000 Annual Meeting must be received by the Company no later than December 31, 1999 to be included in the proxy statement and form of proxy relating to the 2000 Annual Meeting.

OTHER  MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     The Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1998 is being sent with this Proxy Statement to all stockholders of record as of May 28, 1999.


                                   Signature by order of the Board of Directors.

                                   /s/  Jacob  Rosenberg
                                   ----------------------------
                                   Jacob  Rosenberg,  Secretary


Dated:  Brooklyn,  New  York
        June  15,  1999

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